UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 28, 2007

NNN Healthcare/Office REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

We previously filed a Form 8-K, or the Form 8-K, on October 4, 2007, reporting our acquisition of certain real property and improvements located on three campuses in Jacksonville, Winter Park and Sunrise, Florida, or collectively the East Florida Senior Care Portfolio, as described in such Form 8-K. We are filing this Form 8-K/A, Amendment No. 1, to provide the financial information required by Item 9.01.

(a) Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) are incorporated herein by reference to pages F-26 through F-30 of Supplement No. 15 dated October 9, 2007 to our prospectus dated April 23, 2007 and filed in Post-Effective Amendment No. 3 to NNN Healthcare/Office REIT, Inc.’s Registration Statement on Form S-11 (File No. 333-133652), which was filed with the Securities and Exchange Commission on October 9, 2007.

(b) Pro forma financial information.

The financial statements required by Item 9.01(b) are incorporated herein by reference to pages F-31 through F-39 of Supplement No. 15 dated October 9, 2007 to our prospectus dated April 23, 2007 and filed in Post-Effective Amendment No. 3 to NNN Healthcare/Office REIT, Inc.’s Registration Statement on Form S-11 (File No. 333-133652), which was filed with the Securities and Exchange Commission on October 9, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Healthcare/Office REIT, Inc.

October 12, 2007	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President